IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                    TAX-FREE TRUST OF OREGON
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                         on May 3, 1999


TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Trust of Oregon (the
"Trust") will be held:

Place:    (a)  at the Oregon Convention Center
               777 N.E. Martin Luther King Jr. Blvd.
               Portland, Oregon 97212

Time:     (b)  on May 3, 1999 at 2:00 p.m. local time;

Purposes: (c)  for the following purposes:

               (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
               selection of KPMG LLP as the Trust's independent
               auditors for the fiscal year ending September 30,
               1999 (Proposal No. 1); and
_____________

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

               (iii)  to act upon any other matters which may
               properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can   (d)  To vote at the Meeting, you must have been a
Vote What      shareholder on the Trust's records at the close of
Shares:        business on March 2, 1999 (the "record date").
               Also, the number of shares of each of the Trust's three outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                         By Order of the Board of Trustees

                         EDWARD M. W. HINES
                         Secretary


March 17, 1999

                    TAX-FREE TRUST OF OREGON
    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), which is the only series of the Cascades Trust. The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about March 17, 1999.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-6734 toll-free or 212-697-6666.

     The Trust's organizer, administrator and investment adviser (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's investment sub-adviser is U.S. Bank National Association ("the Sub-Adviser"), 601 Second Avenue, Minneapolis, MN 55402.

     You can vote in three ways:

     Proxy Ballot

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number in the upper left corner of the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. You should first read the Proxy Statement. To vote, contact the Trust at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number in the upper left corner of the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares, by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent or (iv) calling the toll free number above or contacting the Trust's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

     On the record date, the total number of shares of the Trust of all classes outstanding and entitled to vote was 31,519,132, of which 164,700 were Class C Shares, 1,039,190 were Class Y
Shares and the balance were Class A Shares.

     On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.74; Class C Shares, $10.73; and Class Y Shares, $10.74. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

     Of the shares of the Trust outstanding on the record date, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr, Jacksonville, FL held of record 2,186,161 Class A Shares (7.2% of the class) and 29,267 Class C Shares (17.7% of the class); PaineWebber 2105 NW 133rd Place Portland OR held of record 9,277 Class C Shares (5.6% of the class); Lewco Securities Corp. 34 Exchange place, Jersey City, NJ held of record 9,267 Class C Shares (5.6% of the class); National Investor Services, 55 Water Street, New York, NY held of record 12,290 Class C Shares (7.4% of the class) and U.S. National Bank of Oregon held of record 122,658 Class Y Shares (11.8% of the class). On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients. J.L. Bernard and J.E Bernard, SW 58th Street, Redmond, OR held of record 10,773 Class C Shares (6.5% of the class); H.W. Kugler and K.F Kugler, Trustees, Alameda Street, Medford, OR held of record 12,391 Class C Shares (7.5% of the class); and C.P. Mahoney and D.S Mahoney, Fairway Drive, Bend, OR held of record 9,242 Class C Shares (5.6% of the class). The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, nine Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was reelected by the shareholders at the last annual meeting of the Trust held on April 20, 1998, except that Mr. Mitchell was elected by the Trustees in December, 1998 to fill a vacancy. Mr. Herrmann and Mr. Coloney have been Trustees since the beginning of the Trust's operations in June 1986. Mr. Gardner has been a Trustee since 1986, Mr. Alden and Mr. Ross have been Trustees since 1988, Mr. Lung has been a Trustee since 1992, Ms. Herrmann has been a Trustee since 1994 and Mr. Frohnmayer has been a Trustee since 1997.

     On March 2, 1999, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. In the information below, the Trust's Manager, Aquila Management Corporation, is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." The beneficial ownership of shares indicated below is of Class A Shares. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust and the Manager and a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent. Mr. Mitchell is also an interested person as an employee of the Sub-Adviser. Interested persons are so designated by an asterisk.

     Described in the following material are the name, positions with the Trust, age as of March 2, 1999 and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust. All shares shown as owned by Trustees are Class A Shares.

Lacy B. Herrmann*, Chairman of the Board of Trustees, Age: 69,
Shares Owned: 208 (1)

Founder and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Manager or Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees and (currently or until 1998) President of each since its establishment, beginning in 1984: Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon (this Trust), Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and which together are called Aquila Bond Funds; Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Asset Trust, Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund, which together are called Aquila Equity Funds; currently President of Aquila Cascadia Equity Fund, Aquila Rocky Mountain Equity Fund, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado; President and Chairman of the Board of Trustees of CCMT, a money market fund, since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Vice President and Director, and formerly Secretary, of Aquila Distributors, Inc., distributor of the above funds, since 1981; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive) since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc. and Quest For Value Accumulation Trust, and Director or Trustee of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Includes 11 shares held of record by Aquila Management
Corporation.

Vernon R. Alden, Trustee, Age: 75, Shares Owned: 1,059

Director of Sonesta International Hotels Corporation and Independent General Partner of the Merrill Lynch-Lee Funds; Former Director of Colgate-Palmolive Company, Digital Equipment Corporation, Intermet Corporation, McGraw-Hill Corporation and The Mead Corporation; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee Emeritus, Boston Symphony Orchestra; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand; Received Decorations from the Emperor of Japan (1986) and the King of Thailand (1996 and 1997).

Warren C. Coloney, Trustee, Age: 69, Shares Owned: 1,060 (1)

President, Coloney & Company, Inc., Bethesda MD, since 1984; Advisory Director of Management Practice, Inc. since 1992; Chairman of The Global Business Association, Bethesda, MD since 1996; Director of Bradley Energy International, Inc., Alexandria, VA since 1997; Trustee of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Managing Director-Europe, Towers, Perrin, Forster & Crosby, Inc., London, England, 1974-1984; President of Coloney, Cannon, Main & Pursell, Inc., New York, NY and London, England, 1968-1974; Senior Engagement Manager, McKinsey & Company, Inc., New York, NY and London, England, 1959-1967; Sales Engineer, American Oil Company, Tampa, FL, 1955-1956; Managing Engineer, J.E. Greiner, Co., Tampa, FL 1956-1957; Lt(jg) Civil Engineer Corps, U.S.N.R., 1952-1955; MBA, The Darden School, University of Virginia, 1959; Bachelor of Civil Engineering, University of Florida, 1951; Life Member of the American Society of Civil Engineers; Founding Member of the Institute of Management Consultants.

(1) Held in a revocable trust with his wife.

David B. Frohnmayer, Trustee, Age: 58, Shares Owned: 488

President, University of Oregon since 1994; Dean of the
University of Oregon Law School, 1992-1994; Attorney General of the State of Oregon, 1981-1991; Trustee of Aquila Cascadia Equity
Fund since 1997.

James A. Gardner, Trustee, Age: 55, Shares Owned: 396

President of Gardner Associates, an investment and real estate firm, since 1970; President Emeritus of Lewis and Clark College and Law School since 1989 and President, 1981-1989; Program Officer and County Representative of the Ford Foundation, 1969-1981; Lecturer and Assistant Director of Admissions of Harvard College, 1968-1969; Member of the Oregon Young Presidents Organization since 1983; Member of the Council on Foreign Relations since 1988; Founding Member of the Pacific Council since 1995; Trustee of Aquila Cascadia Equity Fund, since 1996; Director of the Oregon High Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.

Diana P. Herrmann*, Trustee, President, Age: 41, Shares Owned:
615

President and Chief Operating Officer of the Manager since 1997, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; President of various Aquila Bond Funds since 1998; Assistant Vice President, Vice President, Senior Vice President or Executive Vice President of Aquila Money-Market, Bond and Equity Funds since 1986; Trustee of a number of Aquila Money-Market, Bond and Equity Funds since 1995; Trustee of Reserve Money-Market Funds since 1999 and Reserve Private Equity Series since 1998; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's Chairman; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Raymond H. Lung*, Trustee, Age: 72, Shares Owned: 44,519 (2)

Retired; Trustee of Qualivest Group of Funds 1994-1997; Executive Vice President and Executive Trust Officer of U.S. National Bank of Oregon, 1989-1991; Senior Vice President and Executive Trust Officer, 1980-1989; various other management positions, 1954-1980; Member of Executive Committee, Trust Division, American Bankers Association, 1986-1988; Director of Pacific Securities Depository Trust Company and Pacific Clearing Corporation (subsidiaries of the Pacific Stock Exchange), 1980-1987; Director of Collins Pine Company and Ostrander Companies (lumber and oil), 1980-1990; Trustee of Aquila Cascadia Equity Fund since 1996.

(2) Held jointly with his wife.

John W. Mitchell,*  Trustee, Age: 54, Shares Owned: 277

Economist, Western Region, U. S. Bancorp; Chief Economist, U. S.
Bancorp, Portland, Oregon, 1983-1998; Member, Oregon Governor's
Council of Economic Advisors 1984-1998; Chairman, Oregon
Governor's Technical Advisory Committee for Tax Review in 1998;
Trustee of Aquila Cascadia Equity Fund since 1999.

Richard C. Ross, Trustee, Age: 77, Shares Owned: 5,029

President of Richard Ross Communications, a consulting firm, since 1986; Senior communications consultant to Pihas, Schmidt, Westerdahl, advertising and public relations, 1986-1988; Executive News Director of KATU Television, 1975-1986; News Director of KGW-TV, 1956-1975; Trustee of Aquila Cascadia Equity Fund since 1996; Director of the Portland Rose Festival since 1972; Director of the Greater Portland Convention & Visitors Association, 1982-1985; Director of the Portland Chamber of Commerce, 1971-1980; President of the Oregon chapter of the National Multiple Sclerosis Society, 1984-1986; Director of the Meridian Park Hospital Foundation, 1984-1987; Chairman of the Broadcasters Group of the Bar-Press-Broadcasters professional relations committee, 1964-1984; Former President of the Rotary Club of East Portland and currently a Director of Goodwill Industries, Metropolitan Youth Symphony and the Lake Oswego Community Theatre.

Sue McCarthy-Jones, Senior Vice President, Age: 53

Senior Vice President of Aquila Cascadia Equity Fund, Aquila Rocky Mountain Equity Fund since 1997; Investment Executive, US Bancorp Securities, 1996-1997; Training and sales supervision, Marketing One, Inc., 1991-1996; Account Executive, Security Pacific Bank, 1990-1991; various investment related positions, 1985-1990; serves on the Board of Directors of a non-profit charitable foundation.

Kerry A. Lemert, Vice President, Age: 44
Vice President of Aquila Cascadia Equity Fund since 1998; Assistant Vice President, Black & Co., 1997-1998; Dealer-Sales and Assistant Municipal bond trader, Pacific Crest Securities, 1994-1997; Assistant Municipal Bond Trader, Registered Sales Assistant, PaineWebber Inc., Portland Oregon, 1988-1994; Sales Assistant, E.F. Hutton & Co., Inc., Portland, Oregon, 1984-1988.

Christine L. Neimeth, Vice President, Age:35

Vice President of Aquila Cascadia Equity Fund since 1998; Management Information Systems consultant, Hillcrest Ski and Sport, 1997; Institutional Municipal Bond Salesperson, Pacific Crest Securities, 1996; Institutional Bond Broker, Hilliard Farber and Company 1991-1995; Bond Trader, Bear Stearns and Company, 1989-91. Active in college alumni and volunteer organizations.

Rose F. Marotta, Chief Financial Officer, Age:74

Chief Financial Officer of the Aquila Money-Market, Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Manager since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age:63

Treasurer of the Aquila Money-Market, Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age:59

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market, Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age:59

Assistant Secretary of the Aquila Money-Market, Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Manager since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Compensation of Trustees

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 1998, the Trust paid a total of $86,564 in compensation and reimbursement of expenses to those Trustees to whom it pays fees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                              Compensation   Number of
                              from all       boards on
               Compensation   funds in the   which the
               from the       Aquilasm       Trustee
Name           Trust          Group          serves

Vernon R.
Alden          $7,408         $55,259        7

Warren C.
Coloney        $9,270         $10,920        2

David
Frohnmayer     $6,323         $7,273         2

James A.
Gardner        $7,450         $8,400         2

Raymond H.
Lung           $8,479         $10,349        2

Richard C.
Ross           $8,203         $9,903         2


Other Information

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees which firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. Each Trustee was present at at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

     The Trust's Manager is Manager or Administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife.) During the fiscal year ended September 30, 1998, the Trust incurred fees of $1,307,096 for advisory and administration services.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money-market funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this Proxy Statement, there is a proposed transaction whereby the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and other members of his immediate family and 25% by Diana P. Herrmann, will be owned by those persons and certain officers of the Manager, including Mr. Herrmann and Ms. Herrmann. During the fiscal year ended September 30, 1998, $476,542 was paid under the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $14,437 was retained by the Distributor. During the fiscal year ended September 30, 1998, $7,431 was paid to Qualified Recipients with respect to Class C Shares.


                  RATIFICATION OR REJECTION OF
                SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending September 30, 1999; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust or in the Manager, Distributor or Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                RECEIPT OF SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's Proxy Statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

[Back cover]

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

               AQUILA

                    TAX-FREE TRUST OF OREGON

                             [logo]

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   to be held on May 3, 1999

                         PROXY STATEMENT

                    TAX-FREE TRUST OF OREGON

          PROXY FOR SHAREHOLDERS MEETING MAY 3, 1999

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE TRUST OF OREGON (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on May 3, 1999 at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon 97212 at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the other side of this card.

     Telephone Voting (Touch-tone only)

     You can vote you shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________

       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



     TAX-FREE TRUST OF OREGON


     Vote on Trustees

     2. Election of Trustees.


     01) LACY B. HERRMANN, 02) VERNON R. ALDEN, 03) WARREN C.
     COLONEY, 04) DAVID B. FROHNMAYER, 05) JAMES A. GARDNER, 06)
     DIANA P. HERRMANN, 07)RAYMOND H. LUNG, 08) JOHN W.
     MITCHELL,and 09) RICHARD C. ROSS


                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.


________________


Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)

               __             __         __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.



_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)